Acquisition of businesses	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisition of businesses	Acquisition of businesses
LatAm Business

On August 3, 2007, the Company, indirectly through its wholly-owned subsidiary ADBV, entered into a Stock Purchase Agreement with McDonald’s Corporation pursuant to which the Company completed the acquisition of the McDonald’s business in Latin America and the Caribbean for a final purchase price of $698,080.

The acquisition of the LatAm business was accounted for by the purchase method of accounting and, accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on the estimated fair values at the date of acquisition. When the fair value of the net assets acquired exceeded the purchase price, the resulting negative goodwill was allocated to partially reduce the fair value of the non-current assets acquired on a pro-rata basis.

In connection with this transaction, ADBV and certain subsidiaries (the “MF subsidiaries”) also entered into 20-year Master Franchise Agreements (“MFAs”) with McDonald’s Corporation which grants to the Company and its MF subsidiaries the following:
i.The right to own and operate, directly or indirectly, franchised restaurants in each territory;
ii.The right and license to grant sub franchises in each territory;
iii.The right to adopt and use, and to grant the right and license to sub franchisees to adopt and use, the system in each territory;
iv.The right to advertise to the public that it is a franchisee of McDonald’s;
v.The right and license to grant sub franchises and sublicenses of each of the foregoing rights and licenses to each MF subsidiary.

The Company is required to pay to McDonald’s Corporation continuing franchise fees (Royalty fees) on a monthly basis. Payment of monthly royalties is due on the seventh business day of the next calendar month. The amount to be paid during the first 10 years of the MFAs was equal to 5% of the US dollar equivalent of the gross product sales of each of the franchised restaurants. This percentage increased to 6% for the subsequent 5-year period and increased to 7% for the last 5-year period of the agreement. On January 1, 2025, became effective a new, 20-year MFAs, which replaced the previous MFAs, which includes a royalty fee of gross sales of 6.0% for the first ten years, 6.25% for the subsequent five years and 6.5% for the final five years.

Pursuant to the MFAs provisions, McDonald’s Corporation has the right to (a) terminate the MFAs, or (b) exercise a call option over the Company’s shares or any MF subsidiary, if the Company or any MF subsidiary (i) fails to comply with the McDonald’s system (as defined in the MFAs), (ii) files for bankruptcy, (iii) defaults on its financial debt payments, (iv) substantially fails to achieve targeted openings and reinvestments requirements, or (v) upon the occurrence of any other event of default as defined in the MFAs.

Effective from January 1, 2025, the Company entered into two new MFAs with McDonald´s Corporation that replace the prior agreements. The term of the new MFAs is 20 years for all of the Territories other than French Guiana, Guadeloupe and Martinique (which are subject to 10 years term with an option to extend such terms for an additional term of 10 years).
Other acquisitions

During fiscal years 2024, 2023 and 2022, the Company acquired certain franchised restaurants in certain territories. Presented below is supplemental information about these acquisitions:

Purchases of restaurant businesses:	2024	2023	2022
Property and equipment	$925	$2,063	$3,254
Identifiable intangible assets	2,902	2,760	1,349
Goodwill	3,992	4,380	1,843
Liabilities assumed	—	(154)	—
Gain on purchase of franchised restaurants	—	—	(830)
Purchase price	7,819	9,049	5,616
Seller financing	(302)	(3,430)	(320)
Exchange of assets	—	(3,538)	—
Settlement of franchise receivables	(1,434)	—	(496)
Net cash paid at acquisition date	$6,083	$2,081	$4,800